Exhibit 10.3

Execution Version

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”) is made as of April 21, 2025, by and among Xcel Brands, Inc., a Delaware corporation (the “Company”), UTG BTC Ltd. (“UTG”), and the Persons set forth on Schedule A hereto (the “Stockholder”).

WHEREAS, as of the date hereof, the Stockholder (i) is the beneficial owner of the number of shares of the common stock of the Company set forth opposite the Stockholder’s name on Schedule A-1 and (ii) has the right to vote the shares of common stock of the Company set forth on Schedule A-2 pursuant to voting agreements (all such shares set forth on Schedule A-1 and all such shares on Schedule A-2 to the extent they remain subject to a voting agreement being referred to herein as the “Subject Shares”);

WHEREAS, the Company is issuing common stock purchase warrants to UTG BTC Ltd and Restore Capital (EQ-W), LLC, including the warrants repriced in connection with the amendment to that certain Loan and Security Agreement, by and among the Company, ReStore Capital, LLC, FEAC Agent, LLC and the other parties thereto, dated December 12, 2024 (collectively, the “Warrant Issuance”), planned to close on April 21, 2025; and

WHEREAS, as a condition to the Warrant Issuance, and as an inducement and in consideration therefor, the Stockholder (in the Stockholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

The Stockholder hereby covenants and agrees that from and after the date hereof, at every meeting of the holders of the Company’s common stock that the holders are requested to vote upon the proposals to approve, pursuant to Nasdaq listing rule 5635(b), the exercise in full of the common stock purchase warrants issued in connection with the Warrant Issuance and the issuance in excess of 19.99% of the Company’s outstanding common stock upon exercise of the common stock purchase warrants issued in connection with the Warrant Issuance, which may be deemed a “change of control” under the Nasdaq listing rules (the “Warrant Exercise Proposals”), however called, the Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and to vote the Subject Shares that the Stockholder beneficially owns or has in its control at the time of such meeting in favor of the Warrant Exercise Proposals in order to comply with the Nasdaq listing rules, as well as in favor of an adjournment of any such meeting of the Company’s shareholders for purposes of obtaining further votes in favor of the Warrant Exercise Proposals (the “Adjournment Proposal”). The Stockholder shall retain at all times the right to vote the Subject Shares in Stockholder’s sole discretion and without any other limitation on those matters other than the Warrant Exercise Proposals and the Adjournment Proposal that are at any time or from time to time presented for consideration to the Company’s stockholders.

The Company hereby agrees and covenants to (i) hold a stockholder meeting within 90 days of the date of this Agreement, at which the Company’s board of directors will recommend to the Company’s stockholders to vote on and approve the Warrant Exercise Proposal, and (ii) cause the vote with respect to the Warrant Exercise Proposals to be submitted to the Company’s shareholders together with a matter for which brokers can submit broker non-votes, such as the election or re-election of auditors.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and shall be delivered to the Stockholder at the e-mail address or facsimile number on the signature page hereto.

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

Robert W. D'Loren
(Print Name of Stockholder)

/s/ Robert W. D'Loren
(Signature)

(Name and Title of Signatory, if Signing on Behalf of an Entity)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

Seth Burroughs
(Print Name of Stockholder)

/s/ Seth Burroughs
(Signature)

(Name and Title of Signatory, if Signing on Behalf of an Entity)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

James F. Haran
(Print Name of Stockholder)

/s/ James F. Haran
(Signature)

(Name and Title of Signatory, if Signing on Behalf of an Entity)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

Mark DiSanto
(Print Name of Stockholder)

/s/ Mark DiSanto
(Signature)

(Name and Title of Signatory, if Signing on Behalf of an Entity)

XCEL BRANDS, INC.

By:	/s/ James F. Haran
Name:	James F. Haran
Title:	Chief Financial Officer

UTG BTC LTD.

By:	/s/ Chengjin (Alex) Wang
Name:	Chengjin (Alex) Wang
Title:	President and Chief Executive Officer

[Signature Page to Support Agreement – Xcel Brands, Inc.]

Execution Version

SCHEDULE A-1

Stockholder	Number of Shares of Common Stock Beneficially Owned
Robert W. D’Loren	304,347*
Seth Burroughs	45,565
James F. Haran	20,401
Mark DiSanto	187,991

●	Does not include shares on Schedule A-2

SCHEDULE A-2

Stockholder	Number of Shares of Common Stock with Voting Control Pursuant to Voting Agreements
Robert W. D’Loren	365,504

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